Assets Classified as Held for Sale, Liabilities Associated With Assets Held for Sale and Discontinued Operations - Summary of Liabilities Associated With Assets Held for Sale (Detail) $ in Millions	12 Months Ended
Dec. 31, 2017 USD ($)
Disclosure of Assets and Liabilities of Disposal Groups Classified as Held for Sale [abstract]
Balance at the end of previous year	$ 2,174
Disposals from SAB transaction-related divestitures	(1,166)
Other movements	(1,008)
Balance at the end of year	$ 0